EXHIBIT 10.2.2

OFFICE LEASE AGREEMENT

THIS LEASE (this “Lease”), dated December 14, 2007, for purposes of reference only, is made and entered into by and between MERIDIAN CENTER, LLC, a Florida limited liability company (“Landlord”) and DIVINE SKIN, INC., a Florida corporation (“Tenant”).

WITNESSETH:

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the Premises (as hereinafter defined) described in paragraph 1(c) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

1.

DEFINITIONS.  Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

(a)

The term “Base Rent” shall mean the amounts set forth on Schedule I of this Lease.

(b)

The terms “Building” and “Office Building” shall mean the building located at 1680 Meridian Avenue, Miami Beach, Florida 33139 (and all appurtenances thereto) described in Exhibit “A,” attached hereto and incorporated herein.

(c)

“Building Grade” shall mean: (1) the type, brand and/or quality of materials Landlord designates firm time to time to be the minimum quality to be used in the Building or, as the case may be, the exclusive type, grade or quality of material to be used in the Building; and (ii) the standard method of construction and installation technique to be used in the Building.

(d)

“Building Standard Improvements”, when used herein, shall mean the “Shell Improvements” (hereinafter defined) to the Building and the “Tenant Improvements” (hereinafter defined) which Landlord shall agree to provide using Building Grade construction and materials according to the work letter attached hereto as Exhibit “B” and incorporated herein for all purposes.

(e)

“Business Hours” will be 8:00 a.m. to 7:00 p.m., Monday through Friday and 8:00 AM to 2:00 PM on Saturdays, exclusive of holidays. Tenant shall have access 24 hours per day, 7 days per week, 52 weeks per year to the Premises and the Building and Parking Garage. During any time other than Business Hours, Landlord shall provide electricity within the Premises at no extra cost and air conditioning upon request from Tenant at a cost of Thirty-Five Dollars ($35.00) per hour.

(f)

“Commencement Date” shall mean the earlier to occur of occupancy of the Premises by Tenant or substantial completion of Tenant Improvements (as hereafter defined).

Any time delays caused by Tenant’s inability to meet the above deadlines will be paid as rent to the Landlord.

(g)

The term “Common Area” shall mean those areas within the Property devoted to condors, elevator foyers, restrooms, mechanical rooms (containing machinery, equipment, or controls for the air conditioning, security, telecommunications, elevators, and other Building systems), janitorial closets, electrical and telephone closets, vending areas, lobby areas (whether at ground level or otherwise), and other similar facilities provided for the common use or benefit of tenants of the Property generally and for the general public.

(h)

“Lease Term” shall mean a term commencing on the Commencement Date and continuing for SIXTY (60) MONTHS (plus any partial calendar month in which the Commencement Date falls). The term “Lease Year” shall mean each consecutive twelve (12) full calendar month period of the Lease Term, except that the first Lease Year shall include any portion of a calendar month during which the Commencement Date occurs plus the following twelve (12) full calendar months. If the Lease expires on a day other than the last day of a Lease Year, as defined herein, then the last Lease Year of the Lease Term shall be the Lease Year during which the Lease Term expires, regardless of its length.

(i)

The term “Premises” shall mean the portion of the Property located on the floor(s) of the Building specified in the Basic Lease Information which is outlined on the floor plan(s) attached hereto as “Exhibit C.”

(j)

The term “Property” shall include the fee simple real estate which consists of the entire Building as well as all appurtenances, easements and other rights and interests of Landlord therein.

(k)

The term “Operating Expenses” shall mean any and all expenses, coats, and disbursements of every kind which Landlord pays, incurs, or becomes obligated to pay in connection with the operation, management, repair, and maintenance of all portions of the Property for a particular calendar year as determined by Landlord in a consistent manner, including by way of illustration and not limitation: all general real estate taxes and all special assessments levied against the Property (hereinafter collectively referred to as “Real Estate Taxes”), other than penalties for late payment costs and expenses of contesting the validity or amount of Real Estate Taxes; insurance premiums, water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease; service and other charges paid in connection with the operation and maintenance of the elevator and the ventilation and air conditioning system; cleaning and other janitorial services; tools and supplies; repair vista; landscape maintenance costs; security services; licenses, permit and inspection fees; management fees; wages and related employee benefits payable for the maintenance and operation of the Property; and amortization of the cost of improvements or equipment which are capital in nature and which (i) are for the purpose of reducing Operating Expenses of the Property or (ii) in the reasonable estimation of Landlord, enhance the Property for the general benefit of tenants or occupants thereof,  or (iii) are required by any governmental authority (provided that the cost of such capital improvements or equipment shall be amortized over such period of time and in such manner as landlord shall reasonably determine, together with interest on such cost or the unamortized balance thereof at the rate of ten (10%) percent per mama If all Rentable Area of the Property (as hereinafter defined) is not occupied during the entire period for which the Operating Expenses are to be determined, then the Operating Expenses will be adjusted to what it would have been (based on reasonable estimates by the Landlord and following accepted accounting practices) had the Property been fully occupied during such period.

(l)

The term “Rent” shall mean the sum of the Base Rent, as defined in Section 3(a) hereof, Operating Expense Reimbursement, as defined in Section 3(a)(2) hereof and any other additional rent as specified herein.

(m)

The term “Rentable Area of the Premises” shall be the number of square feet specified in the Basic Lease Information.

(n)

The term “Rentable Area of the Property” shall be the sum of all rentable square feet within the Building.

(o)

“Service Areas” shall mean those areas within the exterior bounds of the Property used for building stain, elevator shafts, flues, vents, stacks, pipe shafts and other vertical penetrations (but shall not include any such areas designated for the exclusive use of a particular Building tenant).

(p)

“Shell Improvements” shall mean those certain improvements, if any, which have or will be constructed and installed in the Building by Landlord as provided in Exhibit “B” hereto.

(q)

“Tenant Improvements” shall include those improvements constructed or installed on the Premises by or for Tenant as provided, if any, in Exhibit “B” hereto, using Building Grade construction and materials where appropriate.

(r)

The term “Tenant’s Percentage Share” shall mean the percentage figure specified in the Basic Lease Information. Landlord and Tenant acknowledge that Tenant’s Percentage Share has been obtained by dividing the Rentable Area of the Premises, as specified in the Basic Lease Information, by the total Rentable Area of the Property, which Landlord and Tenant agree is 53,000 square feet, and multiplying such quotient by 100.

2.

TERM.  This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.  If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date set forth above, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event; unless caused by a Tenant’s Delay (as hereinafter defined), rental shall he waived until the time when Landlord can deliver possession.

(a)

Tenant Improvements, if any, shall be performed substantially in accordance with Exhibit “B” hereto. Tenant shall make no alterations to the Premises without obtaining the prior written consent of Landlord in accordance with Section 7(b) hereof.

(b)

No later than ten (10) days from the actual Commencement Date, as determined hereby, Tenant shall deliver to Landlord a memorandum of acceptance of the Premises in form acceptable to Landlord which shall indicate the Commencement Date, date of term, expiration and Tenant’s acceptance of the Premises.

3.

RENT.

(a)

Tenant shall pay in advance on the first day of each month dining the term hereof the following sums as Rent:

(1)

Base Rent.

(i)

Tenant agrees to pay during the Lease Term, to Landlord, without any setoff or deduction whatsoever, the Base Rent and all such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called “Rent”, for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rent.  Except as otherwise provided herein, the annual Base Rent for each calendar year or portion thereof during the Lease Term, shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the initial term of this Lease and any extensions or renewals thereof; and Tenant hereby agrees to pay such Base Rent and any adjustments thereto to Landlord at Landlord’s address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. All sums due Landlord shall be payable only in lawful money of the United States of America and shall be obtained against a financial institution with an office in the United States of America. If the lease term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar mouth, then the installments of Base Rent and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

(ii)

Upon execution of the Lease, Tenant shall deliver to Landlord an amount equal to $5,595.70. This amount will be applied to Tenant’s first month’s rental obligation.

(iii)

Annual Increase: The Base Rent shall be increased by four percent (4%) per Lease Year, commencing on the first anniversary of the Commencement Date, including any extensions of the Lease Term in accordance with the terms of this Lease.

(iv)

All installments of Base Rent and any additional rent not paid when due and payable shall bear interest at the maximum lawful rate from the date due until paid.

(v)

In addition to the Base Rend, as same may be adjusted from time to time, Tenant shall pay Tenant’s proportionate share of certain expenses incurred by Landlord in connection with the operation and maintenance of the Property. Tenant’s obligations with respect to the payment of such additional rent are set forth in subparagraph 3(a)(2). The Base Rent installment due for the first full calendar month and any month occurring at the beginning of the Lease Term shall be deposited with Landlord by Tenant as of the date of this Agreement.

(vi)

Tenant shall pay all sales and use taxes levied or assessed against all rental payments due under this Lease, simultaneously with each such rental payment.

(vii)

Tenant shall commence payment of Base Rent on the Commencement Date, subject to Landlord’s completion of the Tenant Improvements in substantial accordance with Schedule “B” hereto.

(2)

Operating Expense Reimbursement.  Tenant shall be responsible for its pro-rata share of any increases in Operating Expenses (including Real Estate Taxes and insurance premiums) for the Building for any Lease Year following the Base Year. For purposes hereof, the Base Year shall be the Lease Year in which the Commencement Date occurs.

(i)

Payment of Tenant’s Percentage Share of Increases in Operating Expenses. Tenant’s Percentage Share of Operating Expenses for each Lease Year shall be calculated once every Lease Year by Landlord and written notice thereof shall be delivered to Tenant In the event that there are any increases in Operating Expenses following the Base Year and any subsequent Lease Years through and including any extensions of the Lease Term. Tenant shall pay to Landlord each month at the same time the monthly installment of Base Rent is due, an amount equal to one- twelfth (1/12th) of Tenant’s Percentage Share of any increases in Operating Expenses over the Base Year or prior Lease Year, as the case may be.

(ii)

Tenant Verification.  Tenant or its licensed accountants, shall have the right to inspect and copy, at reasonable times and in a reasonable manner at Landlord’s office, during the ten (10) day period following the delivery of Landlord’s statement of the Operating Expenses, such of Landlord’s books of account and records as pertain to and contain information concerning such costs and expenses in order to verify the amounts thereof. If Tenant shall not dispute in writing any item or items included in the determination of Operating Expenses far a particular fiscal year within ten (10) days after the statement for such year was delivered to it, Tenant shall be deemed to have approved such statement.

(b)

Service Charge. If any installment of Base Rent or additional rent provided for in this Lease, or any part thereof is not paid by the due date, it shall be subject to a service charge of ten (10%) percent of the unpaid rent due for each month or fraction thereof (or such lesser percentage as may be the maximum amount permitted by law) until paid.

(c)

Application of Payments.  All sums due and payable pursuant to the terms and provisions of this Lease shall be payable only in lawful money of the United States Of America which shall be legal tender in payment of all debts and. dues, public and private; at the time of payment, and shall be applied against sums coming due solder this Lease in the order Landlord shall determine in its sole discretion.

4.

USE.  Unless otherwise provided far herein, the Premises shall be used for general office purposes and no other. Tenant shall not do or permit to be done in or about the Premises, nor bring, keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Property or any of its contents, or cause a cancellation of any insurance policy covering the Property, or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct interfere with the rights of other tenants of the Property, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall

Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises. Tenant shall not bring hazardous materials into the Building, except for minor amounts as contained in routine household and office cleaning products, without the prior approval of the Landlord.

5.

SERVICES.

(a)

Landlord shall maintain the public and common areas of the Property, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant which damage shall be repaired by Landlord at Tenant’s expense.

(b)

Landlord shall furnish the Premises with (1) electricity for lighting the common areas only, (2) air conditioning to the common areas only during the period from 8:00 a.m. to 6:00 p.m. on weekdays and from 8:00 a.m. to 2:00 p.m. on Saturdays, except for Property Holidays as listed on Exhibit “D” attached, or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, (4) lighting replacement (for building standard lights), (5) restroom supplies, (6) exterior window washing with reasonable frequency, (7) building supervision, and (8) daily janitor service Monday through Friday except Property Holidays during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident many condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Property, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Property. The failure by Landlord to any extent to furnish, or the interruption or termination of the foregoing services, in whole or in part, resulting from causes beyond the reasonable control of Landlord, shall not be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages en account of an intervention in service occasioned thereby or resulting therefrom.

(c)

Whenever Landlord deems it to be necessary, or upon the receipt of a written request from Tenant, which landlord may grant or deny in its sole discretion, Landlord shall have the eight, after notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning systems serving the Premises, and the cost of such facilities and modifications shall be home by Tenant. Tenant shall pay for the cost of installing my additional risers or other facilities that may be necessary to furnish such supplementary air conditioning facilities to the Premises.

(d)

Electricity for lighting the Common Areas and for air conditioning the common areas at times not specified above shall be furnished only at the request of Tenant, who shall request such service at least 48 hours in advance. Tenant shall use its best efforts to limit the off hours use of the HVAC system.

(e)

Tenant shall pay for all separately metered utilities, including but not limited to light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Tenant together with any taxes thereon. Tenant shall pay the provider of such separately metered services direct.

(f)

Roof Rights.  N/A.

(g)

Signage.  Landlord shall provide Building standard signage at no charge to Tenant on the ground floor lobby building directory and adjacent to the entry to the Premises. Notwithstanding the foregoing, all signage shall be acceptable to Landlord in its sole and absolute discretion.

6.

TAXES PAYABLE BY TENANT. In addition to the monthly rental and other charges to he paid by Tenant hereunder; (a) Tenant shall reimburse Landlord as additional rent upon demand for any and all taxes paid by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto upon, measured by or reasonably attributable to the cost or value of Tenant’s equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvement made in or to the Premises by or for Tenant, other than building standard tenant improvements made by Landlord, regardless of whether title to such improvements shall be in Tenant or  Landlord; (b) Tenant agrees to pay monthly to the Landlord as additional rent any sales, use or other tax, excluding State and/or Federal Income Tax, now or hereafter imposed upon any and all rents or other sums due and payable hereunder by the United States of America, the State, or any political subdivision thereof notwithstanding the fact that such statute, ordinance or enactment imposing the same may endeavor to impose the tax on the Landlord.

7.

MAINTENANCE, ALTERATIONS, CONSTRUCTION LIENS, SHORT FORM LEASE.

(a)

Tenant, by its occupancy hereunder, accepts the Premises as being in good repair and condition.  Tenant shall maintain the Premises and every part thereof in good repair and in a clean, attractive first-class condition, damages by causes beyond the control of the Tenant, reasonable use, ordinary wear and tear excepted. Tenant, shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the Premises caused by Tenant or Tenant’s agents, employees, invitees, licensees or visitors; provided, however, if Tenant fails to make the repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements and Tenant shall reimburse the cost to Landlord immediately on demand. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises or in the Property or any portion thereof.

(b)

Tenant shall make no changes in or to the Premises without Landlord’s prior written consent which consent may be given on terms as Landlord may elect. Subject to the prior written consent of Landlord which consent may be given on terms as Landlord may elect, and to the provisions of this Paragraph, Tenant, at Tenant’s expense, and for Landlord’s benefit, may make alterations, installation, additions or improvements which are non ¬structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the Premises by using contractors or mechanics first approved by Landlord.  All fixtures, paneling, partitions, railings and like installations, installed in the Premises at any time, either by Tenant or by landlord in. Tenant’s behalf, shall become the property of Landlord and shall remain upon and be surrendered with the Premises unless landlord, by notice to Tenant no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to have them removed by Tenant, in which event, the same shall be removed from the Premises by Tenant forthwith, at Tenant’s expense. Nothing in this paragraph shall be construed to prevent Tenant’s removal of trade fixtures, but upon removal of any such trade fixtures from the Premises, or upon removal of other installations as may be required by Landlord. Tenant shall immediately, and at its expense, repair and restore the Premises to the condition existing prior to installation and repair any damage to the Premises or the Property due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the Premises, after Tenant’s removal, shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord’s property, or may be removed from the Premises by Landlord at Tenant’s expense. Tenant shall, before making alterations, additions, installations or improvements, at its expense, obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry workmates compensation, general liability, personal and property damage insurance as Landlord may require. Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of construction liens upon Tenant’s interest in the Premises and real property, and any construction liens filed in contravention of this agreement upon the interest of Landlord, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work. Tenant shall at the end of the term hereof, surrender to the Landlord the Premises and all alterations, additions and improvements thereto in the same conditions as when received, ordinary wear and tear and damage by fire, Act of God or the elements excepted.  Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth.  No representations respecting the condition of the Premises, the building or the Property have been made by Landlord to Tenant, except as specifically herein set forth.  Tenant agrees with landlord not to install any vending machines on the Premises, or place signs, furnishing, equipment or any window coverings on any part of the Premises which are visible from outside the Premises, without first obtaining the written consent of landlord in each such instance, which consent may be given on such conditions as Landlord may elect.

(c)

In accordance with the applicable provisions of the Florida Construction Lien Law and specifically Florida Statutes Section 713.10, no work performed by Tenant on the Premises or the Building, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic’s or other lien shall be allowed against the Building or the estate of Landlord created hereunder by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant agrees to advise any contractor, materialmen or subcontractor performing work on behalf of Tenant of this provision exculpating Landlord from liability for such liens.  Tenant shall pay promptly all persons furnishing labor or materials with respect to any wait performed by Tenant or its contractor on or about the Premises. In the event any mechanic’s or other lien shall at any time be filed against the Premises by reason of work, labor, services, or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord.  If Tenant shall fail to cause such lien forthwith to be so discharged or bonded within thirty (30) days after written notice from Landlord of the filing thereof. then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord including reasonable attorneys fees incurred by Landlord either defending against such lien or in the procuring the discharge of such lien, together  with interest thereon at the highest rate permissible by law, shall be due and payable by Tenant to Landlord as if the same were part of the Base Rent.

(d)

If so requested by either Landlord or Tenant, they shall both execute a short foam or memorandum or this Lease, which may be recorded in the Public Records for Miami-Dade County, Florida, for the purpose of protecting their respective estates, whether from mechanic’s claims of lien as provided in Florida statutes, Chapter 713.10 or otherwise. This section shall survive the expiration or earlier termination of this Lease.

8.

DAMAGE OR DESTRUCTION.

(a)

If by fire, or other casualty, the Premises are totally destroyed, or the Building is partially damaged or destroyed to the extent of fifty (50%) percent or more of the replacement cost thereof, even though the Premises may not be damaged, Landlord shall have the option of terminating this Lease, or any renewal thereof, by serving written notice upon the Tenant within thirty (30) days from the date of the casualty, and any prepaid rent shall be prorated as of time of destruction, and unearned rent refunded without interest.

(b)

If by fire or other casualty, the Premises are damaged or partially destroyed to the extent of thirty-five (35%) percent or more of the replacement cost thereof and the provisions of (a) above are not applicable, then (1) if the unexpired term of the Lease is less than one (1) year, excluding any unexercised renewal option, Landlord may either terminate this Lease by serving written notice upon Tenant within ten (10) days of the date of destruction, or Landlord shall restore the Premises, or (2) if the unexpired term of the Lease is more than one (1) year, including any exercised renewal option, Landlord shall restore the Premises.

(c)

If by fire, or other casualty, the Premises are damaged or partially destroyed to the extent of less than thirty-five (35%) percent of the replacement cost thereof, and the provisions of (a) above are not applicable, Landlord shall restore the Premises.

(d)

In the event of restoration by Landlord, all rents paid in advance shall be proportioned as of the date of damage or destruction, and all rent thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage, pending completion of rebuilding, restoration or repair.  In the event the destruction or damage is so extensive as to make it unfeasible for the Tenant to conduct Tenant’s business on the Premises, the rent shall be completely abated until the Premises are restored by the Landlord, or until the Tenant resumes use and occupancy of the Premises, whichever shall first occur. The Landlord shall not be liable for any damage to or any inconvenience or interruption of business of the Tenant, or any of its employees, agents or invitees occasioned by fire or other casualty.

(e)

If the Premises are to be repaired under this section, Landlord shall repair at its cost, any injury or damage to the Office Building itself and Building Standard Improvements in the Premises. Tenant shall pay the cost of repairing any other tenant improvements in the Premises, and shall be responsible for carrying such casualty insurance, as it deems appropriate with respect to such other tenant improvements.

9.

SUBROGATION. Tenant shall obtain from its insurers under all policies of fire, theft, public liability, workmen’s compensation and other insurance maintained by it at any time, during the term hereof, insuring or covering the Property, or any portion thereof, or operations therein, a waiver of all rights of subrogation which the insurer of Tenant might have against the Landlord, and Tenant shall indemnify Landlord against any loss or expense, including reasonable attorneys’ fees, resulting from the failure to obtain such waiver.

10.

INDEMNIFICATION. Tenant hereby waives all claims against Landlord for damage to any property, or injury, or death of any person in, upon or about the Premises arising at any time and from any cause other than by reason of gross negligence, or willful act of Landlord, and Tenant shall hold Landlord harmless from any damage to any property, or injury to, or death of any person arising from the use of the Premises by Tenant, except such as is caused by gross negligence or willful act of Landlord. The foregoing indemnity obligation of Tenant shall include reasonable attorneys’ fees, investigation costs and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this section 10 shall survive the termination of this Lease with respect to any damage, injury or death the cause of which occurred prior to such termination.

11.

COMPLIANCE WITH LEGAL REQUIREMENTS. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force, or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now, or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant or by Tenant’s acts.

12.

ASSIGNMENT AND SUBLETTING.

(a)

Tenant may not assign, sublease, transfer or encumber this Lease or any interest therein without Landlord’s prior written consent, which consent may not be unreasonably withheld or delayed by Landlord.  Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this Paragraph shall be void ab initio.  In the event Tenant is a corporation or a partnership, the conveyance of twenty-five percent (25%) or more of the corporate stock or the assignment of any partnership interest, as the case may be, shall be deemed an assignment for the proposes hereof. Tenant shall reimburse Landlord’s reasonable attorneys’ fees and expenses (including, without limitation, an administrative review fee of not less than $500.00) incurred in connection with Tenant’s proposed assignment, subletting, transfer or encumbrance of this Lease or any interest therein.

(b)

Tenant’s request for consent to any assignment or subletting shall be accompanied, in form acceptable to Landlord, by such information regarding the proposed assignee or subtenant as is requested by Landlord, including, without limitation, (i) a recent audited financial statement for the proposed assignee or subtenant, (ii) a written statement from the assignee or subtenant stating with particularity the nature of the business intended to be conducted on the Premises, (iii) the number of officers and employees expected to be located on the Premises and (iv) plans and specifications regarding any proposed alteration to the Premises which will be required in connection with the assignment on subletting. Landlord reserves the right to request further information following receipt of the deliveries required by (i) - (iv) above.  In no event shall any sublease or assignment be made or allowed which would (i) in any way violate any exclusive use provisions granted to or any prohibitions of certain uses agreed to by Landlord with any other tenants or occupants of the Building (ii) in Landlord’s reasonable judgment, cause physical harm to the Building or harm to the reputation of the Building which would result in an impairment of Landlord’s ability to lease space in the Building or a diminution in the rental value of space in the Building; or (iii) be to a tenant, subtenant, occupant, or assignee of any premises in the Building or a party who actively dealt with Landlord or Landlord’s agent (directly or through a broker) with respect to space in the Building during the six (6) months immediately preceding Tenant’s request for Landlord’s consent. If Tenant requests Landlord’s consent to an assignment of the Lease or subletting of all or part of the Premises, Landlord shall either:  (i) approve such sublease or assignment (but no approval of an assignment or sublease shall relieve Tenant of any liability hereunder); (ii) negotiate directly with the proposed subtenant or assignee and, in the event Landlord is able to reach agreement with such proposed Tenant, upon execution of a lease with such tenant, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days’ notice; or (iii) if Landlord should fail to notify Tenant in writing of its decision within the thirty (30) day period after Landlord has received Tenant’s written request for assignment or subletting accompanied by the deliveries required hereby and Tenant has provided Landlord with all other information requested by Landlord, Landlord shall be deemed to have refused to consent to such assignment or subleasing, and to have elected to keep this Lease in full force and effect. If Landlord consents to any such assignment or subletting, such successor shall, at the option of Landlord, assume in writing, in a form reasonably satisfactory to Landlord, all of Tenant’s obligation hereunder.

(c)

Tenant may not sublease or assign the premises to subsidiaries or affiliates of Tenant except with the prior written consent of Landlord, and in such case, Tenant must provide Landlord written verification of such. In any event, Tenant shall remain fully liable for the performance of all terms and condition; as stipulated in the Lease without exception.

(d)

Any rent amounts received by the Tenant in excess of one hundred (100%) percent of the rent stipulated m the Lease will be payable by the Tenant to the Landlord.

13.

RULES. Tenant will comply with the rules and regulations of the Property (the “Rules and Regulations”) as adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. Landlord shall give Tenant written notice of the Rules and Regulations as adopted and revised from time to time, and Tenant shall be obligated to comply with same as of the date of Tenant’s receipt of such notice.

14.

ENTRY BY LANDLORD. Landlord may enter the Premises at reasonable hours to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility, and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Property; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

15.

EVENTS OF DEFAULT AND LANDLORD’S REMEDIES.

(a)

The following events shall be deemed to be “Events of Default” by Tenant under this Lease: (i) Tenant shall fail to pay any rent or other sum of money due hereunder and such failure shall continue for a period of five (5) days after the date such sum is due (ii) Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant not requiring the payment of money (all of which terms, provisions and covenants shall be deemed material) and such failure shall continue far a period of ten (10) days (or immediately if the failure involves a hazardous condition) after written notice of such default is delivered to Tenant; (iii) the leasehold hereunder demised shall be taken by execution or other process of law in any action against Tenant; (iv) Tenant notifies Landlord, at any time prior to the Commencement Date, that Tenant does not intend to take occupancy of the Premises upon the Commencement Date, or Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or still cease to do business in or abandon any substantial portion of the Premises; (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (vi) Tenant takes any action in, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the National Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United Series or any State thereof, or a petition shall be filed against Tenant under any such statute, or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed, or Tenant notifies

Landlord that it expects such a petition to be filed; or (vii) a receiver or trustee shall be appointed far Tenant’s leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

(b)

Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except for that expressly required by Subparagraph 15(a)) or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law); (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant’s right to occupy the Premises and re-enter and take possession of-the Premises (without terminating this Lease); (iii) Landlord shall have the right, without terminating or canceling this Lease, to declare all amounts and rents due under this Lease for the remainder of the Lease Term (or any extension or renewal thereof) to be immediately due and payable, rent thereupon all rents and other charges due hereunder to the end of the Lease Term (or any extension or renewal term, if applicable) shall be accelerated; (iv) Landlord may elect to enter and repossess the Premises and relet the Premises for Tenant’s account, holding Tenant liable in damages for all expenses incurred in any such reletting and for my difference between the amount of rent received from such relating and the rent due and payable under the terms of this Lease; (v) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in effecting compliance with Tenant’s obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (vi) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

In the event Landlord elects to re-enter or take possession of the Premises after Tenant’s default Tenant hereby waives notice of such re-entry or repossession.  Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof.  In addition, the provisions of Paragraph 28 hereof shall apply with respect to the period from and after the giving of notice of such termination to Tenant. All Landlord’s remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

(c)

This Paragraph shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall ant thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant’s right of occupancy, Tenant and Landlord hereby agree that notice, either oral or by telephone, or by any act of Landlord that comes to the attention of Tenant, its agents, servants or employees, which reflects Landlord’s intention to terminate; shall be sufficient to evidence and effect the termination herein provided for, but Tenant hereby agrees that, as between Landlord and Tenant, its successors and assigns, no such notice shall ever be necessary to effect a termination hereunder.

(d)

If the Tenant defaults in the payment of additional rent due for parking spaces under the provisions of Section 39, in addition to of remedies contained herein, Landlord may deny or prevent Tenant from access to the parking facilities of the Property by electronic, mechanical or other means and shall incur no liability of any nature to Tenant, its agents, servants, employees, invitees, licensees or guests resulting from such denial or prevention.

16.

LANDLORD’S RIGHT TO CURE DEFAULTS. All agreements and provisions to be perfumed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payments or perform any such other act on Tenant’s part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

17.

ATTORNEY’S FEES. If, as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord or Tenant uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease, or evict Tenant, the prevailing party shall be reimbursed by the other party upon demand fur any and all reasonable attorney’s fees and expenses so incurred by the prevailing party.

18.

EMINENT DOMAIN. If the whole or substantially the whole of the Property, Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Property, Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Property, Building or the Premises is than taken or sold, Landlord (whether or not the Premises are affected thereby) may, at its option terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Property, Building or Premises is taken by condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rent payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Property, Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing the Shell Improvements and the Tenant Improvements in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, Building or the Premises shall belong to Landlord, provided that Tenant shall not be entitled to and expressly waives all claim to any such compensation.

19.

SUBORDINATION. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, or upon the Building or the Property or any portion thereof and to any renewals, refinancing and extensions thereof but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, dead of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of that or other lien now existing or hereafter placed upon the Premises, or the Building or the Property, or the land described on Exhibit ‘A”, however Landlord shall use reasonable efforts to obtain a subordination non-disturbance and attornment agreement from the holder of any such lien, in a form reasonably acceptable to Tenant and Tenant agrees to promptly execute and deliver such subordination non-disturbance and attornment agreement to Landlord. The terms of this Lease are subject to approval by the Landlord’s permanent lender(s), and such approval is a condition precedent to Landlord’s obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Paragraph, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant’s name, place and stead, it being agreed that such power is one coupled with an interest.

20.

NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

21.

SALE. In the event the original Landlord hereunder, or any successor owner of the Property, shall sell or convey the Property, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities said obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

22.

SECURITY DEPOSIT. Tenant has deposited with Landlord the sum as specified in the Basic Lease Information, as security for the faithful performance and observance by Tenant, of the terms, provisions and conditions of this Lease.  It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrued before or after summary proceedings, or other re-entry by Landlord. in the event that

Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant, without interest, after the date fixed as the end of the Lease, after delivery of entire possession of the Premises to Landlord. In the event of a sale of the land and building, of which the Premises form a part, hereinafter referred to as the Building, or leasing of the Building, Landlord shall have the right to transfer the security to the vendee or lessee, and Landlord shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Landlord, nor its successors or assigns, shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance. Tenant shall replenish the security deposit if security deposit is utilized to cover any balances due Landlord.

In the event of any bankruptcy or other- proceeding against Tenant, it is agreed that all such security deposit held hereunder shall be deemed to be applied by Landlord to rent, sales tax and other charges due to Landlord, for the last month of the lease term, and each preceding month, until such security deposit is fully applied. No trust relationship is created herein between Landlord and Tenant with respect to the deposit.

23.

WAIVER. The waiver by Landlord of any agreement condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same, or any other agreement, condition or provision herein contained, nor shall any custom or practice which may develop between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rental.

24.

NOTICES. All, notices and demands which may or are required to be given by either party to the other hereunder, shall be in writing and shall be deemed to have been fully given when bind delivered or deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, and addressed as follows: to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant; in the case of Tenant, delivered to the Tenant at the Premises. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, the person in charge of or occupying the Premises at the time, and, if no person shall be in charge or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

25.

ESTOPPEL CERTIFICATE. At any time and from time to time., upon written request by Landlord, Tenant will, no later than five (5) days from receipt of such request, execute, acknowledge and deliver to Landlord, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by a prospective purchaser/mortgagee of the Property or any part thereof. In the event that Tenant should fail to execute any certificate required by this Section, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant’s name, place, and stead, it being agreed that such power is coupled with an interest.

26.

NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Office Building shall in no way affect this Lease or impose any liability on Landlord.

27.

OTHER EASEMENTS. It is expressly agreed that Tenant does not acquire any right or easement of the use of any door or passageway in any portion of the Property, or in any area adjoining such Property, except the easement of necessity for ingress and egress, if any, in the doors and passageway directly connecting with Premises, provided however, it is expressly agreed that the Landlord shall have the right to close or obstruct any door or passageway into or from or connecting with the Premises and to interfere with the use thereof whenever Landlord deems it necessary to effect alterations or main thereto or in and about any Premises adjoining such doors or passageways.  Landlord reserves the right to use, install, maintain and repair pipes, ducts and conduits within the walls, columns and ceilings of the Premises.

28.

HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease, or in the event Tenant continues to occupy the Premises after the termination of Tenant’s right of possession pursuant to Paragraph 15 hereof, Tenant shall, throughout the entire holdover period, pay rent equal to one hundred fifty (150%) percent for the first three months and two hundred (200%) percent thereafter of the Base Rent and any additional Rent which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant.  No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease, end Tenant shall be deemed to be a tenant-at-sufferance during such holdover period.  If as a direct result of Tenant’s holding over in the Premises after expiration or other termination of this Lease, Landlord suffers damages or incurs additional obligations to any third party who has leased part or all of the Premises, Tenant shall indemnify Landlord to the extent of such damages or additional obligations, including, without limitation, Landlord’s attorneys’ fees.

29.

LANDLORD’S LIEN. As security for Tenant’s payment of rent, damages and all other payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Premises.  If Tenant abandons or vacates any substantial portion of the Premises, or is in default in the payment of any rentals, damages or other payments required to be made by this Lease, Landlord may take any action it deems necessary, and may be available to it in the State of Florida. The proceeds of the sale of the personal property shall be applied by Landlord toward the cost of the sale and then toward the payment of all terms then due by Tenant to Landlord under the terms of this Lease.

30.

UNIFORM COMMERCIAL CODE. To the extent, if any, this Lease grants Landlord any lien or lien rights greater than provided by the laws of the State of Florida pertaining to “Landlord’s Liens”, this Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code. Landlord, in addition to the rights prescribed in this Lease, shall have a lien upon and interest in Tenant’s property now or hereafter located upon the Premises which grants Landlord a Security Interest, as that term is defined, under this state’s Uniform Commercial Code to secure the payment to Landlord of the various amounts provided in this Lease. The Tenant agrees to and shall execute and deliver to Landlord such “Financing Statements” and such further assurances as Landlord may, from time to lime, consider necessary to create, perfect and preserve the lien described and all additions, substitutions, replacements and accessions thereto, and all proceeds of its or their sale or other disposition. The Landlord, at the expense of Tenant, may cause such Roaming Statements and assurances to be recorded and re-recorded, filed and re-filed, and renewed or continued, at such times and places as may be required or permitted by law to create, perfect and preserve such liens. hr the event Tenant fails to promptly execute and return to Landlord such Financing Statements as Landlord may require to create, preserve and perfect its lien, Tenant shall and does hereby designate Landlord to act as Tenant’s agent for the sole and limited purpose of executing such Financing Statements and any such execution by Landlord pursuant to this Lease shall be effective and binding upon Tenant as though executed originally by Tenant.  Tenant’s designation of Landlord as agent hereunder shall not be subject to revocation until this Lease is terminated.

31.

INSURANCE. Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverage:

(a)

Comprehensive General Liability insurance not less than $1,000,000.00 Combined Single Limit for both bodily injury and property damage.

(b)

Fire and Extended Coverage, Vandalism and Malicious Mischief, Sprinkler Leakage (where applicable) insurance, to cover all of Tenant’s stock in trade, any and all tenant improvements or betterments, fixtures, furniture, furnishings, removable floor coverings, trade equipment, signs and all other decorations placed by Tenant in or upon the Premises.

(c)

Worker’s Compensation if required by Florida statutes.

(d)

Employer’s Liability - Not less than $1,000,000.00.

(e)

Business Interruption Insurance.

Tenant shall deliver to Landlord at least fifteen (15) days prior to the time such insurance is first required to be carried by Tenant, and thereafter, at least thirty (30) days prior to expiration of such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above (the “Certificates”). Such Certificates shall name Landlord, its subsidiaries, directors, agents and employees as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alteration to, or cancellation of; the coverages evidenced by such Certificates.

A FAILURE TO PROVIDE SUCH INSURANCE COVERAGE
SHALL BE DEEMED A DEFAULT IN THIS LEASE

If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereat shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill thereof and evidence of such loss.

Landlord makes no representation that the limits of liability specified to be carried by Tenant, under the terms of this Lease, are adequate to protect Tenant, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense, such additional insurance as Tenant deems adequate.

Landlord shall at all times during the term of this Lease, maintain a policy or policies of insurance, issued by and binding upon some solvent insurance company, insuring the Property against loss or damage by fire, explosion or other hazards and contingencies for the full insurable value, provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or obtain upon Premises, or any additional improvements which Tenant may construct on the Premises. Landlord reserves the tight to self-insure such Property. The premium cost of such policy, or policies, or the equivalent in the event of self-insurance, shall be an Operating Expense.

Anything in the Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, the Property, improvements to the Property, of which the Premises are a part, personal property (building contents) within the Property, any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or obtain upon the Premises, or any additional improvements which Tenant may construct on the Premises, by reason of fire, the elements or any other cause which could be insured against, under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other reason) each party to this Lease agrees immediately to give to each insurance company, written notice of the terms of the mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph. Tenant also waives and releases Landlord, its agents, officers and employees, of and from any and all rights of recovery, claim, action or cause of action which Tenant has against Landlord for any loss or damage insured against under any other policies of insurance carried by Tenant.

32.

QUIET ENJOYMENT. Tenant shall and may peaceably have, hold and enjoy the Premises subject to the terms of this Leas; provided Tenant pays the rentals herein reserved and performs all of the covenants and agreements herein contained.

33.

COMPLETE AGREEMENT. There are no oral agreements between Landlord and Tenant affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is solely upon such representations.

34.

REVISIONS OF LEASE AND BUILDING. This Lease shall not be altered, changed or amended except by an instrument in writing signed by both parties hereto. No alterations, changes or amendments by Landlord shall be valid or binding unless executed by an authorized signatory. Landlord may at any time change the name or number of the Property and/or Building, remodel or alter the same, or the location of any entrance thereto, or any other portion thereof not occupied by Tenant, and the same shall not constitute a constructive or actual, total or partial eviction nor shall Tenant be entitled to any damages therefore.

35.

BROKERAGE INDEMNITY. Landlord and Tenant each represent and warrant one to the other that except as may be hereinafter set forth, neither of them has employed any broken other than Continental Real Estate Companies, in connection with the negotiations of the terms of this Lease or the execution thereof Landlord and Tenant hereby agree to indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions or brokerage fees arising from or out of any breach of the foregoing representation and warranty.

36.

RELOCATION OF TENANT. Landlord reserves the right after the execution, or during the term of this Lease, at its sole cost and expense, to remove the Tenant from the Premises and relocate Tenant in some other space of Landlord’s choosing of approximately the same dimensions and size within the Properly which other space shall be decorated by Landlord at Landlord’s expense and in its discretion to use such decorations and materials from the existing Premises, or other materials, so that the space in which Tenant is relocating shall be comparable in its interior design and decoration to the Premises from which Tenant is removed; provided however, that if Landlord exercises its election to remove and relocate the Tenant in other space within the Property, which is at that time leasing for a higher rental rate, then Tenant shall not be required to pay the difference between the then rent of the Premises and the higher rental rate of the space in which Tenant is relocated. Tenant, by the execution of this Lease, acknowledges the foregoing right of Landlord, and no rights herein, granted to Tenant, including, but not limited to, the right of peaceful and quiet enjoyment, shall be deemed or construed to have been breached or interfered with by reason of Landlord’s exercise of the rights herein reserved in this Section 36. In the event of the removal and relocation of Tenant, Landlord’s sole obligation shall be the actual cost of relocating and decorating the space in which Tenant is relocated, and Tenant agrees that Landlord’s exercise of its election to remove and relocate Tenant shall not terminate the Lease, or release the Tenant in whole or in part from Tenant’s obligation to pay rents and performs the covenants and agreements hereunder for the full term of this Lease.

37.

ADMINISTRATIVE CHARGES.  In the event any check, bank draft or negotiable instrument given for any money payment hereunder shall be dishonored at any time and from time to time, for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to make an administrative charge of $50.00.

38.

CORPORATE AUTHORITY. If Tenant signs as a corporation, each of the persons executing this Lease, on behalf of Tenant, does hereby covenant and warrant that Tenant is a duly authorized and misting corporation, that Tenant has, and is qualified, to do business in Florida, that the corporation has full rights and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

39.

PARKING. Subject to all of the terms, provisions, covenants and conditions contained herein, Landlord shall coordinate access to four (4) unreserved parking spaces in the Lincoln Garage at Tenant’s cost, which, as of November 8, 2007 is equal to $125.00 per space per month, plus applicable taxes. Landlord’s obligation to coordinate access to the four (4) unreserved parking spaces in the Lincoln Garage is subject to the availability of such spaces. In the event that Lincoln Garage fails to provide access to the four (4) unreserved parking spaces for use by Tenant, such event shall not be deemed to be an Event of Default under this Lease and this Lease shall remain in full force and effect, except that Tenant’s obligation to pay any amount to Landlord in respect of such parking spaces shall be terminated. Should Landlord coordinate access to alternative parking spaces acceptable to Tenant, access to such spaces shall be at Tenant’s cost and shall be payable as additional rent in accordance with the provisions of this Section 39. Rent for the parking spaces is payable in advance on the first day of each month throughout the term of this Lease. Parking space rental due hereunder shall be deemed additional rent, payable in the same manner as Rent set forth in Section 3 hereon and shall be subject to all of the terms, previsions, conditions and covenants of this Lease pertaining to the default in the payment of Rent, including, but not limited to, any provisions pertaining to late charges. In the event that for any reason whatsoever Landlord is not permitted by governmental law, ordinance or otherwise, to charge monthly rent for such spaces as provided in this paragraph, then the Base Rent shall be increased by an amount equal to the total annual parking rental otherwise payable by Tenant Landlord shall have no liability whatsoever for any property damage or personal injury which might occur as a result of or in connection with the use of such spaces by Tenant, its employees, agents, invitees and licensees, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, or causes of action which Landlord may incur in connection with or arising out of Tenant’s use of such spaces.

40.

CONSTRUCTION LIENS PROHIBITED.  Notwithstanding any contrary provision herein, any provision which might be interpreted to be to the contrary or any consents given by Landlord to Tenant and as specifically set forth in Section 7 herein, Tenant is prohibited from creating any liens against Landlord’s interest in the Property. THE INTEREST OF THE LANDLORD SHALL NOT BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY THE TENANT.

41.

LIMITATION OF LANDLORD’S LIABILITY. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord’s right, title and interest in and to the Property for the collection of such judgment and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant’s judgment and that Landlord shall not be liable for any deficiency.

42.

MISCELLANEOUS. The words “Landlord’ and “Tenant” as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease, and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease, or otherwise, until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease, and all such other provisions shall remain in full force and effect.  This Lease shall be governed by and construed pursuant to the laws of the State of Florida. The captions used herein are provided only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

43.

EXHIBITS. The exhibit(s) and addendum, if any, specified in the Basic Lease Information are attached to this Lease, and by this reference made a part hereof

44.

RADON NOTICE. As required by Section 404.056 of Florida Statutes the following warning is given:

RADON GAS: Radon is a naturally occurring radioactive gas, that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

45.

FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

46.

GRAPHICS. Landlord shall provide and install, at Tenant’s cost, all letters or mammals on doors in the Premises. All such letters, numerals and signs shall be in the standard graphics for the Building, and no other signs or graphic displays shall be used or permitted on the Premises without Landlord’s prior written consent.

47.

HAZARDOUS SUBSTANCES.

(a)

Neither Tenant, its successors or assigns, nor any permitted assignee, sublessee, licensee or other person or entity acting at the direction or with the consent of Tenant shall (i) manufacture, treat, use, store or dispose of any “Hazardous Substance” (as hereinafter defined) on the Promises, the Office Building, the Property, or any part thereof or (ii) permit the “release” (as hereinafter defined) of a Hazardous Substance on or from the

Premises, the Office Building, the Property or any part thereof unless manufacturing, treatment, use, storage, disposal, or release of a hazardous substance is approved in writing by Landlord.

(b)

The term “Hazardous Substance” shall mean any waste, substance or material (i) identified in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may be amended from time to time (hereinafter called “CERCLA”, or (ii) determined to be hazardous, toxic, a pollutant or contaminant, under federal, state, or local statute, law, ordinance, rule, regulation or judicial or administrative order or decision, as same may be amended from time to time, including, but not limited to, petroleum and petroleum products. The term “release” shall have the meaning given to such term in Section 101(22) of CERCLA.

(c)

If Tenant or its employees, agents, or contractors shall ever violate the provisions of Paragraph 47(a), above, or if Tenant’s acts, negligence, breach of this provision, or business operations directly and materially expand the scope of any contamination from toxic or hazardous materials, then Tenant shall clean-up, remove, and dispose of the material causing the violation, in compliance with all applicable governmental standards, lawn, rides, and regulations and repair any damage to the Premises or Building within such period of time as may be reasonable under the circumstances after written notice by Landlord, provided that such work shall commence not later than five (5) days from such notice and be diligently and continuously carried to completion by Tenant or Tenant’s designated contractors. Tenant shall notify Landlord of its method, time, and procedure for any clean-up or removal of toxic or hazardous materials under this provision; and Landlord shall have the right to require changes in such method, time, or procedure or to require the same to be done after normal business hours or when the Building is otherwise closed. (i.e., weekends or holidays).

(d)

Tenant covenants at its cost and expense, to protect, indemnify, defend and save Landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, or expenses of any kind or nature (including, without limitation, attorney’s fees and expert’s fees) which may at any time be imposed upon, incurred by or asserted or awarded against landlord arising from or out of any Hazardous Substance on, in, under or affecting the Premises, Office Building, the Property or any part thereof occurring as a result of any act or omission by Tenant after the Commencement Date, its successors or assigns, or any assignee, permitted sublessee, licensee or other person or entity acting at the direction, knowledge ox implied consent of Tenant.

48.

EFFECT OF DELIVERY OF LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only, and the delivery hereof does not constitute an offer to Tenant or option to lease. This Lease shall not be effective until a copy executed by both

Landlord and Tenant is delivered to and accepted by Landlord and the Term of this Lease has been approved by Landlord’s mortgagee.

49.

WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant and Tenant’s use of occupancy of the Premises. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon nonpayment of rent or any other payment required of Tenant hereunder.

50.

INTENTIONALLY DELETED.

51.

LEASE GUARANTY. Concurrently, with the execution of this Lease, Tenant shall cause Daniel Khesin to execute and deliver to Landlord an unconditional guaranty of the payment and performance of Tenant’s obligations under this Lease in the form attached hereto as Exhibit “E”.

52.

TENANT ACKNOWLEDGMENT OF SQUARE FOOTAGE. Tenant acknowledges and agrees with Landlord that, except as may expressly set forth elsewhere in this Lease, neither Landlord, nor any employee of Landlord, nor any party claiming to act on Landlord’s behalf, has made any representation, warranty, estimation or promise of any kind or nature whatsoever, relating to the physical condition of the building housing the Premises, or the land under the building, including, by way of example, only, the fitness of the Premises for Tenant’s intended use or the actual dimensions of Premises or the building.

Tenant hereby repellents and warrants to Landlord that Tenant has made its own investigation and examination of all relevant data relating to or affecting the Premises and is relying solely on its own judgment in entering into this Lease; specifically, and without limitation, Tenant represents and warrants to Landlord that Tenant has had an opportunity to measure the actual dimension of the Premises and the building, and agrees to the square footage figures set forth hereinabove for all purposes of this Lease (except in the event of a condemnation or casualty that decrees that the size of Premises or building as more filly provided elsewhere in the Lease).

[Signatures appear on Following Page]

IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

WITNESSES (2 required for each party):	LANDLORD:
Print Name:	MERIDIAN CENTER, LLC, a Florida limited liability company
Print Name:	By: WSG LINCOLN, LLC, a Florida limited liability company, its Manager
By: /s/ Eric D. Sheppard Eric D. Sheppard, its President
Date:
TENANT:
Print Name:	DIVINE SKIN, INC., a Florida corporation
Print Name:	By: /s/ Daniel Khesin Name: Daniel Khesin Title: President Date: 12/14/07

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

This FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this “First Amendment”) is effective as of the _______ day of July, 2009 (“Effective Date”), by and between MERIDIAN CENTER, LLC, a Florida limited liability company (“Landlord”) and DIVINE SKIN, INC., a Florida corporation (“Tenant”).

RECITALS

A.

On December 14, 2007, Landlord and Tenant entered into that certain Office Lease Agreement (the “Lease”) whereby Tenant leased from Landlord Suites 301 and 302 containing approximately 2,612 rentable square feet in the building commonly known as “Meridian Center”, located at 1680 Meridian Avenue, Miami Beach, Florida (the “Building”), as same is more particularly described in the Lease (the “Premises”).

B.

Tenant desires to amend the Lease to provide that the Lease shall end prior to its scheduled expiration date and modify certain other terms, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and in consideration of the obligations and duties assumed by each party herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed as follows:

1.

Recitals. The recitals set forth above are true and correct and are incorporated herein by reference. Capitalized terms not defined herein shall have the definitions ascribed to them in the Lease. In the event of any conflict between the terms and conditions of the Lease and those set forth in this Amendment, the terms and conditions of this Amendment shall control.

2.

Lease Term. The Lease Term shall expire and end as of 11:59 p.m. (Eastern Time as then in effect) on December 31, 2009 (the “Early Termination Date”).

3.

Termination Fee. In consideration of Landlord’s agreement to terminate the Lease as of the Early Termination Date as provided in this Agreement, Tenant agrees to pay to Landlord, in immediately available funds, the amount of Thirty-Nine Thousand and No/100 Dollars ($39,000.00), which amount shall be payable on the Effective Date of this Amendment. In addition to the Termination Fee, Tenant shall also reimburse Landlord for legal fees in the amount of $500.00, which amount shall also be payable on the Effective Date of this Amendment.

4.

Rent Forbearance. Provided that no Forbearance Ending Event (as hereinafter defined) shall have occurred, Landlord agrees to forbear from enforcing Tenant’s obligation to pay any Rent which may be payable pursuant to the terms of the Lease. For purposes hereof, the “Forbearance Ending Event” shall mean the first occurrence of one of the following events or circumstances:

(a)

The effective date of any assignment of the Lease or sublease by Tenant of any or all of the Premises.

(b)

The date upon which an Event of Default shall occur pursuant to Sections 15(a)(ii), 15(a)(iii), 15(a)(iv), 15(a(v) or 15(a)(vi) of the Lease; provided, that all applicable notice has been given been and all applicable cure periods, if any, have elapsed.

(c)

Tenant’s failure to vacate the Premises on or before the Early Termination Date, time being of the essence.

5.

Termination of Forbearance. Upon the occurrence of a Forbearance Ending Event, the forbearance granted by Landlord pursuant to Section 4 of this Amendment shall be of no further force or effect, and any and all Rent payable under the Lease prior to the Early Termination Date shall be immediately due and payable by Tenant to Landlord.

6.

Holding Over. Section 28 of the Lease is hereby deleted in its entirety and replaced with the following:

HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease, or in the event Tenant continues to occupy the Premises after the termination of Tenant’s right of possession pursuant to Paragraph 15 hereof, Tenant shall, throughout the entire holdover period, pay rent equal to two hundred (200%) percent of the Base Rent and any additional Rent which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease, and Tenant shall be deemed to be a tenant-at-sufferance during such holdover period. If as a direct result of Tenant’s holding over in the Premises after expiration or other termination of this Lease, Landlord suffers damages or incurs additional obligations to any third party who has leased part or all of the Premises, Tenant shall (in addition to paying holdover rent as provided above) indemnify Landlord to the extent of such damages or additional obligations, including, without limitation, Landlord’s attorneys’ fees.

7.

Parking Spaces. Landlord hereby acknowledges that from and after the Effective Date through the earlier to occur of (i) the Early Termination Date or (ii) the occurrence of a Forbearance Termination Date, Landlord shall make the appropriate arrangements, at Landlord’s cost, for the Tenant’s use of three (3) parking spaces in the parking garage located at 1691 Lincoln Road, Miami-Beach, Florida, subject to availability.

8.

Tenant’s Estoppel. Tenant hereby acknowledges and agrees that (i) Landlord is not in default under the terms of the Lease, and no condition exists, which, with the passage of time or the giving of notice or both, would constitute such a default and (ii) Tenant currently has no defense as to its obligations under the Lease and claims no offset, rent reduction, abatement or any other claim against Landlord.

9.

Confirmation and Ratification. As amended hereby, the Lease is hereby ratified and confirmed in its entirety, and all terms and provisions not amended hereby remain in full force and effect, and are incorporated herein by this reference.

10.

Execution in Counterparts. Successors. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Amendment. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereof.

11.

Entire Agreement. Each party acknowledges and agrees that this Amendment constitutes the entire agreement among the parties hereto and supersedes all previous written and oral negotiations and agreements among said parties with respect to the subject matter hereof. All prior agreements, understandings, representations and/or promises made or entered into by the parties hereto with respect to the subject matter hereof are superseded by and replaced with this Amendment. The provisions of the Lease, as amended hereby, may not be modified or amended, except by an instrument in writing and signed by all parties hereto.

12.

Confidentiality. Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity (other than Tenant’s accountants, attorneys, employees, and officers and Tenant’s members and lenders and their respective accountants, attorneys, employees and officers) without obtaining the express written consent of Landlord, which consent may be withheld at the Landlord’s sole discretion.

(Signatures Appear on the Following Page)

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment, with the intent to be legally bound on the day and year first written above.

WITNESSES (2 required for each party):

LANDLORD:

MERIDIAN CENTER, LLC, a Florida

Print Name:

limited liability company

By: WSG LINCOLN, LLC, a Florida

Print Name:

limited liability company, its Manager

By:    /s/ Mark A. Burgin

        Mark A. Burgin, Manager

Date:

TENANT:

DIVINE SKIN, INC., a Florida corporation

Print Name:

Print Name:

By:    /s/ Daniel Khesin

Name:  Daniel Khesin

Title:  President

Date:

Print Name:

GUARANTOR:

Print Name:

By:    /s/ Daniel Khesin

Name:  Daniel Khesin

Title:  President

Date: